OTHER (EXPENSE)/INCOME, NET	6 Months Ended
Jun. 30, 2025
Disclosure of Other Income and Expense [Abstract]
OTHER (EXPENSE)/INCOME, NET	OTHER (EXPENSE)/INCOME, NET
The following table summarizes the total other (expense)/income, net:

	Three months ended June 30,		Six months ended June 30,
(Dollars in thousands)	2025	2024	2025	2024
Foreign currency exchange (loss)/gain, net	$(109,993)	$12,187	$(165,185)	$60,704
Other income, net	1,865	248	2,549	1,412
Total other (expense)/income, net	$(108,128)	$12,435	$(162,636)	$62,116

The foreign currency exchange (loss)/gain, net is comprised mainly of the unrealized foreign exchange (loss)/gain that was primarily related to changes in the intercompany loan balances and cash balances as a result of exchange rate changes between USD and EUR.